SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                         _________________________

                                 FORM 8-K



                            CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):   June 28, 2005
                                                 ------------------



                       COAST FINANCIAL HOLDINGS, INC.
     ----------------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)




          Florida                     000-50433            14-1858265
----------------------------  ------------------------   --------------
(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
        Incorporation)                                   Identification
                                                             Number)




1301 6th Avenue West, Suite 300, Bradenton, Florida         34205
---------------------------------------------------    ---------------
        (Address of Principal Executive Offices)          (Zip Code)




Registrant's telephone number, including area code:   (941) 752-5900
                                                      --------------

Item 1.01  Entry into a Material Definitive Agreement.

    On June 28, 2005, Coast Bank of Florida ("Coast Bank"), a wholly owned and consolidated subsidiary of Coast Financial Holdings, Inc. (the "Registrant"), and Coast Financial Partners, Inc. ("CFP"), a now inactive, wholly-owned and consolidated subsidiary of the Registrant, entered into a Settlement Agreement and General Release (the "Settlement Agreement") with Gillian Busard, a former employee of CFP. Under the terms of the Settlement Agreement, among other things:

    - Coast Bank and CFP agreed to promptly cause to be paid to Ms. Busard and her attorneys $75,000;

    - Ms. Busard agreed to dismiss her claims for employment discrimination, breach of contract, and unfair and deceptive trade practices relating to her prior employment and termination by CFP;

    - Neither Coast Bank nor CFP admitted any liability or wrongdoing; and

    - Ms. Busard agreed to release Coast Bank, CFP and their affiliates from any and all claims she may have against them.

    Coast Bank and CFP had denied all liability and the Registrant was prepared to defend the action vigorously. However, while continuing to believe that the suit was without merit, the Registrant determined that it was more cost effective to settle the dispute than to proceed to arbitration.

    An expense of approximately $185,000, reflecting the settlement amount of $75,000 and related, previously unaccrued legal fees and expenses of approximately $110,000, will be accrued in the Registrant's fiscal quarter ending June 30, 2005 in connection with the settlement.

    A copy of the Settlement Agreement is attached hereto as Exhibit
10.1 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

   (a)     Not Applicable.

   (b)     Not Applicable.

   (c)     Exhibits.


   Exhibit No.    Description
   -----------    -----------

   10.1 Settlement Agreement and General Release, dated June 28, 2005, by and among Coast Bank of Florida, Coast Financial Partners, Inc. and Gillian Busard

                                SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COAST FINANCIAL HOLDINGS, INC.

Date:  July 1, 2005          By: /s/Brian P. Peters
                                 --------------------------------------
                                 Brian P. Peters
                                 President and Chief Executive Officer

                            EXHIBIT INDEX

Exhibit No.	Description
-----------     ------------
10.1            Settlement Agreement and General Release, dated June 28,
                2005, by and among Coast Bank of Florida, Coast Financial
                Partners, Inc. and Gillian Busard